Listing Report:Supplement No. 6 dated Jul 30, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 451125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 29.52%	Starting monthly payment:	$221.60

Auction yield range:	13.93% - 25.00%	Estimated loss impact:	15.33%
Lender servicing fee:	1.00%	Estimated return:	9.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1998	Debt/Income ratio:	48%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 14	Length of status:	10y 3m
Amount delinquent:	$100	Total credit lines:	42	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,734	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	mindful-gold	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Aug-2009)
Principal balance:	$3,168.31	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Paying off Credit Card Debt
Purpose of loan:
The purpose of this loan is to refinace my current Prosper Loan for a lower rate and?pay off?some high interest rate?credit card debt.?
My financial situation:
I am a good candidate for this loan because I have good credit and pay all of?my bills on time.
Monthly?Net Income:? $1800

Housing?????? $500
Insurance??? $48
Auto Loans? $325
Utilities??????? $112
Food??????????? $300
Credit Cards?? $300
Total??????????? $1585
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$108.57

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,552	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	forwardpay	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goal: 720+
Purpose of loan:
This loan will be used to pay off a $2300 credit card balance with HouseHold Bank. It will cost me $20/month more than what I am currently paying, which is already more than the minimum payment -- I always pay more than the minimums.

The long term goal is to raise my credit score and eventually buy property. Two years ago my credit scores were in the low 700's, and now simply due to tougher score formulas and reduced credit limits, my scores are in the 660's to 680's.? You can see that there are no delinquencies, foreclosures or bankruptcies on my record. I think that the key to getting back up to 720 is reducing my credit utilization and getting a bank installment loan on my credit report. Eventually, a mortgage will be possible!

My financial situation:
I am a good candidate for this loan because???
I ALWAYS PAY ON TIME. NOT ONE LATE OR MISSED PAYMENT IN SEVEN YEARS. My goal is to build credit, not ruin it. I have run my own technology consulting business for over eight years and I am blessed with a plethora of very loyal clients. I live simply and within my means and I take my financial obligations seriously.

Monthly net income: $ 3800

Monthly expenses: $ 2490
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 240
??Utilities: $ 200
??Phone, cable, internet: $ 230
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 420
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1994	Debt/Income ratio:	17%
Credit score:	600-619 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	4y 11m
Amount delinquent:	$24	Total credit lines:	25	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,110	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	GoodFamily	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	580-599 (Jun-2008)
Principal balance:	$825.90	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Consolidating debt to raise score
Purpose of loan:
This loan will be used to?? pay off credit cards.? I have been working to improve my credit score and have gotten advice from people that the next big step for me is to reduce my revolving debt.? I realize that my credit show I have one delinquent account.? This is a bill for $24.00 that I have paid twice and am working on having removed from my credit report.

My financial situation:
I am a good candidate for this loan because? I am married with two children and my family means everything to me.? I am doing everything in my power right now to provide a secure future for them.? My wife and I are both college grads and have good paying jobs.? I know I paying back this loan will not be a problem since the monthly payment will be less than I am paying in credit card payments right now.? I currently have a Prosper loan that I have a perfect payment history on.

Monthly net income: $ 8000.00?(my wife and I)?

Monthly expenses: $
??Housing: $ 1450.00
??Insurance: $ 180.00
??Car expenses: $?600
??Utilities: $ 300
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $200
??Credit cards and other loans: $ 425

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 15.74%	Starting monthly payment:	$167.27

Auction yield range:	10.93% - 11.50%	Estimated loss impact:	11.04%
Lender servicing fee:	1.00%	Estimated return:	0.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1994	Debt/Income ratio:	33%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 16	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$49,428	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	newest-mighty-kindness	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off an extremely high interest rate credit card.? The rate was jacked up by more than 2x due to an error?with an?online payment.? I had two?"pay from" accounts and selected one?thinking it was the other.??The account?selected did not have sufficient funds because I thought I was using the other account, which?had more than sufficient funds.? The credit card issuer refused to reinstate my previous rate even when I immediately?corrected the issue after discovering it?two business days later.

My financial situation:
I am a good candidate for this loan because I have never been late paying any debt and never had had a debt charged off.

Monthly net income: $ 4025 take home, $7200 gross

Monthly expenses: $ 3400
??Housing: $ 990
??Insurance: $ 90
??Car expenses: $ 480
??Utilities: $ 250
??Phone, cable, internet: $ 160
??Food, entertainment: $ varies
??Clothing, household expenses $ varies
??Credit cards and other loans: $ 1050
??Other expenses: $ varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.31%	Starting monthly payment:	$527.36

Auction yield range:	10.93% - 15.00%	Estimated loss impact:	10.14%
Lender servicing fee:	1.00%	Estimated return:	4.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1989	Debt/Income ratio:	32%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$105,864	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	SuperESQ	Borrower's state:	Texas	Borrower's group:	RCII Group Lenders
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2010) 700-719 (Sep-2009) 700-719 (Mar-2008) 680-699 (Dec-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Working hard to decrease debt
I am working really hard to bring down existing credit card debt but high interest rates are pushing me back down.? This loan will be used to reduce higher interest credit card debt.? I am a good candidate for this loan because I have not EVER been late on any payment.

Monthly net income: $10,200

Monthly expenses: $
??Housing: $2,700
? Utilities:$ 500
??Phone, cable, internet: $100
??Food, entertainment: $600
??Clothing, household expenses $300
??Credit cards and other loans: $2,200
??Other expenses: $ KIDS

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1986	Debt/Income ratio:	18%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	27y 1m
Amount delinquent:	$2,970	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$86,610	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	impartial-loyalty	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for sons Sr year of HS
Purpose of loan:
This loan will be used to pay for my sons Sr year of HS at a private school. He has done very well there the past few years and I do not want to pull him out before his senior year.?I had the money set aside but had some unexpected bills come up. The reason for my current financial situation was a pay cut in 2008 as well as about a 50% drop in annual bonus.

My financial situation:
I am a good candidate for this loan because my?salary is on the high side and my credit history is not terrible. If you look at my record I have been paying all creditors back and currently do not have late payments.?I do have stock options that are currently on the low side. I do expect these to increase in the next few months and then pay this loan off at that time. I also receive an annual bonus in February that will be around $25,000 this coming year. I would not plan on having this loan outstanding for more that 6 to 9 months. I?am currently on a payment plan with the IRS for taxes owed from 2008, that is the public record that is currently listed on my credit report.

Monthly net income: $ 8500

Monthly expenses: $
??Housing: $ 2500????
??Insurance: $ 400
??Car expenses: $ 750
??Utilities: $ 500
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 750
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.3%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 9.34%	Starting monthly payment:	$286.20

Auction yield range:	2.93% - 8.00%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	6.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1981	Debt/Income ratio:	13%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,498	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	DobraDavid	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	800-819 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	740-759 (Sep-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Pay Off Summer Credit Card Use
Purpose of loan:
This loan will be used to pay off summer 2010 credit card use surge. I am a tenured college professor who is paid on a nine?month contract. From June-Aug my income is reduced to $2-3,000 a month (online classes) and I run up my credit cards until my income stream resumes in September. It does not help that my children AND my wife's birthdays are in the summer. My credit card interest rate, depending on the card, can be as high as 29%. I would MUCH rather pay a lower loan rate to my fellow prosper lenders.

My financial situation:
I am a good candidate for this loan because I'm employed by a state institution?as a assistant professor of computer information systems. I have?tenure - which means I have wonderful employment security - and it does not hurt that CIS unemployment is currently 2.2%.??My house mortgage is the only thing not paid for in full. I have already obtained and paid off a previous loan listing (#43773).

My September 2010 - May 2011 bi-weekly take-home paycheck is $2,900.00 plus another $575 monthly from the VA. This does not reflect the $39,000 I earn each year as a online PT professor for other schools.My monthy expenses:$2600 - mortgage, insurance, taxes, etc.
$? 600 - Food
$? 200 - Insurance
$? 200 - Utilities
$??? 80 - TV, Internet,
$??? 99 - Cell phones
$??? 30 - Pet insurance$3809 - TotalAs you can see the 1st bi-weekly check plus the VA check pretty much covers all our expenses. I can EASILY cover the monthy automatic payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1989	Debt/Income ratio:	17%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	16 / 12	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,119	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	HudMan357	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Reduction
Purpose of loan:
This loan will be used to? Consolidate debt into one place to pay.? Also to reduce the high credit card interest payments, currently 29%

My financial situation:
I am a good candidate for this loan because? While I have had a few problems that resulted from a messy divorce, I am a military officer who has integrity and will honor my obligations to repay this loan.

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 250
??Car expenses: $ 215
??Utilities: $ 60
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $?600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2000	Debt/Income ratio:	22%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,262	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	extraordinary-affluence0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay debts

My financial situation:
I am a good candidate for this loan because I will pay back faster

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$371.64

Auction yield range:	10.93% - 19.00%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1997	Debt/Income ratio:	19%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,608	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	thoughtful-loan9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of Chase!!
Purpose of loan:
This loan will be used to pay off my Chase Credit card. I have not used my credit cards for about 10 mths now and I am slowly paying them down.

My financial situation:
I am a good candidate for this loan because I am a bank manager for a AA+ rated Retail Bank and have a strong income and low DTI. My Wife also makes $60k/yr and we are giving ourselves 3 years to get debt free and close out our credit cards. I had one late payment on a Chase card (vacation) and they bumped me up to 24.49%. I was recommended to prosper.com from a good friend and I hope to be able to get a better rate and rid myself from Chase Bank.

Monthly net income: $5,200

Monthly expenses: $ 3411 (incl. Mortgage)
??Housing: $ 2058 Mortgage
??Insurance: $ 219
??Car expenses: $ 50 gas
??Utilities: $ wife pays
??Phone, cable, internet: $ 34.00
??Food, entertainment: $ 200 (split w/wife)
??Clothing, household expenses $ wife
??Credit cards and other loans: $ 800.00
??Other expenses: $ 50 dry cleaning approx.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 36.08%	Starting monthly payment:	$65.33

Auction yield range:	16.93% - 31.00%	Estimated loss impact:	25.82%
Lender servicing fee:	1.00%	Estimated return:	5.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1997	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,953	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	attentive-loyalty4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my CC debt off in 2010!!
Purpose of loan:
I am looking to pay down Credit Card debt. Like many people the Credit Card companies are raising my rates and i would like to take control of the situation.

My financial situation:
I am a good candidate for this loan because? I have a good job with a stable company.? I have an excellent history of always paying my personal bills and the household bills (mortgage, cable etc.) are all handled by my husband while i get my debt taken care of.? I was laid off from work a month before my wedding and now that i have found work with a great company, the 1st thing i want to do is take care of my credit card debt so my husband and i can move forward and start a family :)

Monthly net income: $? 2400

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $ 423
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 75
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 900
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-2005	Debt/Income ratio:	17%
Credit score:	640-659 (Jun-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,574	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	subtle-peace	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Having a baby
My wife is due in September with our first child, a girl. We are trying to get ourselves in better financial shape before she arrives so that my wife can stay home with the baby. This loan would be used to do just that. We would pay off all our credit cards, which total apx. $5000 and a personal loan that totals apx. $5000. The remaining balance would be put towards some necessary baby items. We are responsible people who always pay our bills on time. This loan would simply allow us to consolidate and have one monthly payment at a lower interest rate. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,557	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	MikeJAnderson	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	560-579 (Dec-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Second Prosper Loan, 0 Late 7 years
My partner and I own an appraisal firm in Brea Ca, 92821 K&N Appraisal Services. We are currently operating with a part-time underwriter, 2 Sales Reps (commissions) and?myself, charged with marketing the firm, soliciting new city business and customer service. We have completed over 600 appraisals, have a perfect Better Business Bureau rating and have been in business over 6 years.

I joined the firm in 2007 after graduating in 2006 from San Francisco State University. We rent an office in Brea, CA for $500 a month+ Cable+ ATT. We are in the black each month and we can assure payment on the loan. We can provide proof of income and we are a publically listed company. Last two years of revenue were over $100,000.00 (100K).

I am looking to secure this loan to pay off my high interest credit cards and stay out of debt for good!!!

My financial situation:
I am a good candidate for this loan because? I am making $55,000 a year plus bonuses and my credit score has improved over 80 points since my past loan. In 2006 I secured a loan from prosper for the $12,000 and made all of my payments on time every time. Borrowers can bid confidently that?I am?not going anywhere. Business is booming,

Monthly net income: $3,600 Monthly

Monthly expenses: $
Housing: $ $400 (Roomates)
Insurance: $100
Car expenses: $25
Utilities: $40
Phone, cable, internet: $25
Food, entertainment: $ 20
Clothing, household expenses $25
Credit cards and other loans: $ 150
other expenses: $100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	32.30%	Starting borrower rate/APR:	33.30% / 37.14%	Starting monthly payment:	$70.85

Auction yield range:	16.93% - 32.30%	Estimated loss impact:	38.50%
Lender servicing fee:	1.00%	Estimated return:	-6.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	21 / 19	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,687	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	compassion-thinker9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Save My Savings! Security Dep. Help
Purpose of loan:
This loan will cover a $1600 security deposit for my new home.? I applied for a larger loan on Prosper to cover this amount as well as other fees for the move and to pay off a high interest credit card, but that loan wasn?t fully funded.? So I decided to use the majority of my savings for most of those things, including the credit card; I figured there was no point paying 30% interest when I had savings only earning 1%.? Rather than use the last of my savings, though, I would prefer to get a loan for the remaining funds I need.

Financial situation:
I am a good candidate for this loan because:
1.? My credit rating range is 720-739.
2.? I have no late payments and no delinquencies.
3.? I have significantly less debt than my credit report reflects due to a divorce settlement and subsequent sale of a business.
4.? I only have 1 major credit card that I am responsible for paying. ?
5.? My income allows for $71 to be paid back per month.

Monthly net income: $ 5033
Monthly expenses: $ 3959 ? (My profile contains a detailed breakdown.)

Please Note:? Last week Prosper stated I was HR with an 18% loss risk on a $6500 loan; this week it says there is a 36.6% risk on a $1600 loan.? I don?t know why there was a change, especially since the loan amount decreased dramatically and no statistics have changed.? I can most definitely afford the $71/mo. payment, though.

I hope you will consider funding my loan, and I thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$185.82

Auction yield range:	10.93% - 19.00%	Estimated loss impact:	10.25%
Lender servicing fee:	1.00%	Estimated return:	8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1993	Debt/Income ratio:	22%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	12y 0m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,457	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	peachgal	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	600-619 (Jun-2008) 680-699 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Remodeling the Family Room
Purpose of loan:
This loan will be used to?Get rid of a high interest credit card and do some home improvement.?

My financial situation:
I am a good candidate for this loan because?I have improved my credit?greatly?over the past couple of years and I know I will have no trouble paying this back.??As you can see my credit score is in the 700's and I am not a risk.

Monthly net income: $ 3700.00

Monthly expenses: $
??Housing: $ 1400.00
??Insurance: $ Included in?house payment
??Car expenses: $ 600.00
??Utilities: $ paid by husband
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2002	Debt/Income ratio:	17%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	18	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,127	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	integrity-thinker0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down debt
Purpose of loan:
This loan will be used to?
pay down my debt on my credit and store cards.
My financial situation:
I am a good candidate for this loan because I never been late ever and I am highly responsible when it comes down to paying my bills.

Monthly net income: $ 6451

Monthly expenses: $?3675
??Housing: $?1500
??Insurance: $ 100
??Car expenses: $ 700( new)
??Utilities: $ 200
??Phone, cable, internet: $ 250
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$254.71

Auction yield range:	16.93% - 29.00%	Estimated loss impact:	19.99%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1999	Debt/Income ratio:	44%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 6	Length of status:	5y 2m
Amount delinquent:	$152	Total credit lines:	23	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,903	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	new-phenomenal-reward	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting on new roof and porch
Purpose of loan:
This loan will be used to?put a new roof on my home and?fix floor on front porch?

My financial situation:
I am a good candidate for this loan because..
Monthly net income: $ 3050

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1996	Debt/Income ratio:	37%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,655	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	102%
		Homeownership:	Yes
Screen name:	dotsgooseberry	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 45% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	12 ( 36% )	620-639 (Mar-2010) 740-759 (Mar-2007)
Principal balance:	$22.26	31+ days late:	6 ( 18% )
Total payments billed:	33
Description
Pay off Smaller debts to get free
2nd loan with Prosper

Purpose of loan:
This loan will be used to?? Pay off all the little debts and get ahead and have financial freedom I have worked all my life and have got a little behind.

My financial situation:
I am a good candidate for this loan because? I am a hard worker and retired school teacher. I have just got a little behind and want to get cought up and have peace in knowing that I am on my way to financial freedom

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 460.00
??Insurance: $ 150.00
??Car expenses: $?600.00
??Utilities: $ 0
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 200,00
??Clothing, household expenses $200.00?
??Credit cards and other loans: $ 400.00
??Other expenses: $ 0

Please Help a former teacher get finacial freedom!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$89.74

Auction yield range:	13.93% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1998	Debt/Income ratio:	31%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,088	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	dime-infusion	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs for truck
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1997	Debt/Income ratio:	6%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$791	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	rupee-guard	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would like to consolidate bills
Purpose of loan:
This loan will be used to? consolidate bills

My financial situation:
I am a good candidate for this loan because?I have a steady job, and although I had a bump in my past credit history, I have been faithfully paying all monthly bills I may have. This only includes my income, not my husbands so, I don't want anyone to think I'm already strapped right off the get go!

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 150
??Car expenses:??
??Utilities: $?75
??Phone, cable, internet: $120
??Food, entertainment: $ 100
??Clothing, household expenses $200
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 15.16%	Starting monthly payment:	$497.71

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1997	Debt/Income ratio:	10%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,030	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	astute-vigilance8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off American Excess Card
Purpose of loan: Pay off credit cards. I'm trying to *reduce* the amount of debt that I owe more quickly rather than increase the debt that I owe.

My financial situation: I am a good candidate for this loan because I've never had a late payment on any loan that I've ever had, including Mortgages, Credit Cards, Utilities, etc. I'm still capable of paying for the credit card debt that I have at this point, and I have a stable job with a bright future, but I'd rather pay other hardworking American Investors interest rather than huge credit card companies. Please fund my loan, and I will not let you down!

Monthly net income: $ 6100 / month
Monthly expenses:
Housing: $ 1800
Insurance: $ 125
Car expenses: $ 200
Utilities: $ 300
Phone, cable, internet: $ 270
Food, entertainment: $ 1200
Clothing, household expenses $ 150
Credit cards and other loans: $ the total minimum payments between my two credit cards right now are about $900, but I'm looking to make similar payments on one or more loans to pay off the balances in 60 months.
Other expenses: $ NO CAR PAYMENT 3 vehicles paid off

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2002	Debt/Income ratio:	30%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,297	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	fivefish	Borrower's state:	California	Borrower's group:	PaCiFiC iSLaNdErS UniTe
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	600-619 (Oct-2009) 620-639 (Jul-2008) 600-619 (Jun-2008) 560-579 (Oct-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Relist: a 2nd car for my family
I am relisting this loan request. The original loan request was canceled per Prosper's message, there was a bug in the system? which caused my credit score to calculate inaccurately. I am hoping this time around we will get the loan funded....

Purpose of loan:
This loan will be used to? buy a second car for my use

My financial situation:
I am a good candidate for this loan because? I have already repaid back the prosper loan with no late payments, all our bills are paid on time and with my credit cards, we pay more than the minimum to help us get out of debt a lot faster.

Monthly net income: $ 6548

Monthly expenses: $ 4866
??Housing: $ 1769
??Insurance: $ 112
??Car expenses: $ 485.45
??Utilities: $ included in rent
??Phone, cable, internet: $ included in rent
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1000 (we pay more than the minimum)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.93% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2003	Debt/Income ratio:	30%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,713	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	persistent-community8	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!
Purpose of loan:
This loan will be used to pay off 85% of all my unsecured credit card debit. Currently with these high interest rates it will take 20+ years making the minimum payments.

My financial situation:
I am a good candidate for this loan because I pay all my bills 100% on time and would do anything possible to ensure all my bills are paid. I have a great job with complete job security.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 90
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,142	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	kinetic-dime5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financing daughter's wedding

This may be the most secure high-interest loan you ever make!

Purpose of loan:
Pay for my daughter's wedding

My financial situation:
I am 50% owner (and lead developer) of a successful internet business that has served the news industry for the last 10 years.? My business did $750,000 last year, of which I took home $227,000 last year, and am on track for $300k+ this year.? The business is on a steady?growth trend, currently deploying 2 new large customers every 4-6 months, which has pretty much been our growth rate for the last several years.? I'll be glad to provide tax returns and business details on request. In the early stages of?building my business, I put all of my capital into my business, acquiring quite a bit of debt and several dings on my credit... the sacrifice one makes to keep things running.? I have never had a debt that I have not paid in full (a matter of personal integrity).

My perseverance has paid off bigtime.? Every single year, my income has grown, and finally two years ago, my income reached the point where I have since been?able to aggressively pay down debt, currently making extra debt payments of about?$2.5k+ per month.??This strategy?has resulted in me currently being cash-poor, but on a solid track to being debt free in the next 12 months.

Unfortunately the?strategy has left me without enough cash on hand to respond to this?unexpected and important?expense.

This will probably not be a 36 month loan, because I will likely pay it down sooner, especially if the interest rate?is high.? However, you can be sure to enjoy a?healthy?return on your money for the?time that I am borrowing it.

Monthly net income: $ 11,500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 23.38%	Starting monthly payment:	$371.58

Auction yield range:	10.93% - 18.99%	Estimated loss impact:	10.25%
Lender servicing fee:	1.00%	Estimated return:	8.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1997	Debt/Income ratio:	15%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,318	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	wealth-multiplier1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2009) 760-779 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate and pay off my credit cards.? I have several cards, and I would like to use this loan to pay those cards off, because my interest rate and payment will be lower by paying the prosper loan.

My financial situation:
I am a good candidate for this loan because I have always paid my debts.? I have never had a deliquent payment, have never filed for bankruptcy, and I have a good steady income as a firefighter.? I am very thrifty with my money, take seriously my financial responsibility to pay my debts, and follow a strict budget.

Monthly net income: $ 4,200

Monthly expenses: $ 3,400
??Housing: $ 1652
??Insurance: $ 123
??Car expenses: $?250
??Utilities: $?250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500 (to be paid off with this loan)

Thank you for your consideration of funding my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$391.73

Auction yield range:	3.93% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1988	Debt/Income ratio:	13%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	18y 1m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,123	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	rebels	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	760-779 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	760-779 (May-2008)
Principal balance:	$2,070.73	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
New Roof and new windows.
Purpose of loan:
This loan will be used to? Having a new roof put on and some desperately needed windows, a total of 5 for now.

My financial situation:
I am a good candidate for this loan because? I have had 100% on time payments with Prosper, and I recently (today) paid off my loan 10 mo's early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1980	Debt/Income ratio:	8%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	12	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	16y 4m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$172	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	fairness-popcorn	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some high interest loans
Purpose of loan:
This loan will be used to consolidate and payoff some high interest loans

My financial situation:
I am a good candidate for this loan because?
Im trying to get my credit to higher score? and by consolidating these loans it will make it easier for me to payoff this loan quicker
Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 975.00
??Insurance: $
??Car expenses: $
??Utilities: $ 65.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$382.13

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2000	Debt/Income ratio:	27%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,157	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	compassionate-return5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?? To payoff all my credit cards. I learned my lesson to never open up credit cards accounts again.

My financial situation:
I am a good candidate for this loan because?? I've been with the company for 12 years and I am very responsible person. These credit cards are killing me with their interest rates.

Monthly net income: $
2,000
Monthly expenses: $
??Housing: $ 700
??Insurance: $ 69
??Car expenses: $?60
??Utilities: $ 80
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$82.19

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1997	Debt/Income ratio:	19%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 3	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 4	Revolving credit balance:	$379	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	friendly-silver1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to?
remodel kitchen
My financial situation:
My wife had brain surgery in 2006.?? She can not work .? I promised her before the surgery that we will get the kitchen remodled.??I have listed this listing for the fourth time.? My family has helped me as much as they can.??If any one out there can help me get this loan, it wll be greatly appreciated.??Thanks.
onthly net income: $ 2800

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 70
??Car expenses: $ 389
??Utilities: $ 185
??Phone, cable, internet: $ 0 (work for cable company)
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1989	Debt/Income ratio:	8%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	30y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$6,501	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	newest-honorable-return	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Payday loans
Purpose of loan:
This loan will be used to?
Consolidate payday loans
My financial situation:
I am a good candidate for this loan because? I can make the monthly payment

Monthly net income: $ 2,800

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 400 yearly
??Car expenses: $ none paid off
??Utilities: $ 60 monthly
??Phone, cable, internet: $ 129.00 monthly
??Food, entertainment: $ 50.00 every two weeks
??Clothing, household expenses $ 30 monthly
??Credit cards and other loans: $?200.00 every two weeks
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-2009	Debt/Income ratio:	13%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,430	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	wampum-rumbler0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car
Purpose of loan:
This loan will be used to buy a used car as the previous car finally died.

My financial situation:
I am a good candidate for this loan because I've always paid ontime.? I do not like to be in debt except for emergencies and to build a credit history as I am new to the US.? My wife's income is not reported per Prosper's rules, but she makes about $1200 a month as a waitress.? A good friend who is a Prosper lender referred me and will be bidding.

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 20
??Car expenses: $ 60/mo
??Utilities: $ included in rent
??Phone, cable, internet: $ included in rent
??Food, entertainment: $ 250
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 50/mo, I keep a balance to establish credit as I new to the US.
??Other expenses: $ 20
Please remember that the financial information above are my own.? My wife's income is not included.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 21.28%	Starting monthly payment:	$270.88

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	19.23%
Lender servicing fee:	1.00%	Estimated return:	-2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1995	Debt/Income ratio:	49%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,536	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	upbeat-credit8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off higher interest rate credit cards

My financial situation:
I am a good candidate for this loan because I have a solid credit rating and high, steady income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$80.32

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1993	Debt/Income ratio:	32%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 12	Length of status:	23y 6m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,083	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	fairness-igloo1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Jun-2010) 760-779 (Aug-2009)
Principal balance:	$7,201.68	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Outrun The Stagecoach
Purpose of loan:
This loan will be used to advertise website (outrunthestagecoach.com) in high profile places (like runnersworld) that will be used to:

1) Raise money to pay down principal of my mortgage faster.
2) Refer people to Prosper who have good credit and no equity in their homes.

My financial situation:
I am in the process of getting loan payment from Stagecoach (Wells Fargo) modified.
From research I have been doing, it appears that getting a loan modified with Stagecoach is not the path I want to go down.
If I can generate enough income with this site I can pay down the mortgage and other debts so that they become manageble and avoid BK (I don't feel right about going down this path either?- especially with the investors who were kind enough to fund my first loan).

Monthly net income: $ 5,300 (verifiable)

Monthly expenses: $
??Housing: $ 1811 (in second year of 10 year i/o then 20 years fixed at 6.5%)
??Insurance: $ 96
??Car expenses: $ 100
??Utilities: $ 230
??Phone, cable, internet: $ 208
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1998	Debt/Income ratio:	22%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	5y 4m
Amount delinquent:	$84	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,957	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	clean-commitment7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Start New beginnings
Purpose of loan:

Maternity leave, blinds and sprinklers

About Me:

I have worked at a local hospital here in?California for?the past?7 years?as a Respiratory Therapist, and?recently?purchased my first home in May 2010. I am also the daughter of a pastor so I am actively involved in my local church and community..?If you would like to know anymore information or have questions just ask.

Explanation of borrower's credit profile

The $84 showm above is from Columbia House & has been resolved.

My financial situation:

I am on good financial footing because?I pay all?my bills on time and?take my financial responsibility very seriously. I also have great job security during these tough economic times so making my monthly payments wont be a problem.

Monthly net income: $ 4,900

Monthly expenses:
??Housing: $ 1,786
??Insurance: $77
??Car expenses: $450?+ Gas $150?
??Utilities: $?350
??Phone, cable, internet: $ 130
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $?105
? Medical expenses : $70
??Other expenses: Tithes 10% of? take home Total = $490

Total monthly expenses?= $ 4,408
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	Raym257	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay property taxes and bills
Purpose of loan:
Hello, I just wanted to start off saying i had a active listing with my Prosper Score at 7 just last week and withdrew it to join a group and now listing this and my score was a 2 for some reason then Prosper cancelled my listing because they made errors in people's score they said, but my score is still lower than before so i'm not sure why that is. This loan will be used to help my parents and myself pay bills for a six family building we own in NY. We will have 3 apartments vacant( 2 due to moving tenants and other apt is used for storage as we're fixing our own apartment) by the end of July and will have to do some retouching up before re-renting them but we have some bills that need to be paid which include mainly the the property tax, water bill, insurance, etc, which overall add up to over a few thousands of dollars and we don''t have enough money right now to pay off all of them. Any help would be much appreciated, thank you.

My financial situation:
I am a good candidate for this loan because I currently make anywhere from $1,800-$2,500 a month, and would be able to pay off the debt before the 36 months, but i know Prosper lists this as a 36 month loan, so i'm willing to pay the extra interest? make payments every month for the next 36 months to get this money within the next few weeks because the extra money would definitely help me and my parents out within the next few months with paying off most of these bills. *Also please note that even though my revolving credit balance it at $24k, only about $7k is my own, the rest of that is my parents credit card accounts that i am linked with.

Monthly net income: $ Anywhere from $1,800-$2,500

Monthly expenses: $
??Housing: $0(owns the place living in)
??Insurance: $0
??Car expenses: $200
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	18.80%	Starting borrower rate/APR:	19.80% / 23.19%	Starting monthly payment:	$92.65

Auction yield range:	10.93% - 18.80%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1987	Debt/Income ratio:	28%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,780	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	credit-poem3	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Downsizing
Purpose of loan:
This loan will be used to? purchase a car outright worth 7500 and i have?the $5000, but I'm short and the man wants to sell fast. This will allow me to sale my gas?guzzler.????

My financial situation:
I am a good candidate for this loan because? I am trustworthy and always pay my bills.

Monthly net income: $ 4300.00, but household net income of 7500.00

Monthly expenses: $
??Housing: $ 1850.00
??Insurance: $ 120.00
??Car expenses: $ 750.00????
??Utilities: $ 200.00
??Phone, cable, internet: $ 120
??Food, entertainment: $ 750.00
??Clothing, household expenses $
??Credit cards and other loans: $ 450.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$148.58

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1991	Debt/Income ratio:	20%
Credit score:	600-619 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	19y 7m
Amount delinquent:	$0	Total credit lines:	60	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,016	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	smcdaniel35	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	1 ( 3% )	580-599 (Jul-2006) 540-559 (May-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt Pay-Off
Purpose of loan:
This loan will enable to pay off all of my debts (credit cards) with the exception of my home and one vehicle.

My financial situation:
This loan would reduce $500 a month in CC debt to one $145 payment and help me improve my credit score.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 691
??Insurance: $ 300
??Car expenses: $ 571
??Utilities: $?300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 500
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1994	Debt/Income ratio:	34%
Credit score:	660-679 (Jun-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 3	Length of status:	8y 10m
Amount delinquent:	$40	Total credit lines:	53	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,601	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	compassion-dogwood2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying Again - Pick Me
Purpose of loan:
This loan will be used to? consoladate.

My wish was to get a bigger loan and consolidate everything but I am willing to start small.
I signed up for myfico and have watched my credit score rise from 540 after the divorce to it's present score.?The1 deliquent bill is not listed on myfico nor did the Medical facility try to contact me.?Only after filling out this application did I become aware of this and have taken care of it.

Negative marks on my past credit is the result of a divorce.? Filing Bankruptcy was emotionally harder to do then divorcing the 185lbs oxygen thief that lived off of me for 15 years.? I sure miss my good credit and am looking forward to watching my credit score rise!

My financial situation:
I am a good candidate for this loan because??My goal is to eventually be a loan candidate with a good credit rating.??A good place to start is a small loan.??I am looking forward to the continued rise of my credit score and taking control of?how people view my financial responsibilities.?

Monthly net income: $ 2732

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 271
??Car expenses: $ 306
??Utilities: $ 200
??Phone, cable, internet: $ 268
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 315
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$277.91

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1995	Debt/Income ratio:	29%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$753	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	fairness-haven8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
I will be using this loan to consolidate current debts and medical bills all into one easy payment.
My financial situation:I believe I'm a great candidate because I?m one of the lucky few that have had a steady job for over five years now and continue to pay current creditors on time over and beyond the minimum payment that is due. I know what you?re asking, ?Why am I coming to Prosper.com?? Well, I?d much rather be paying you the interest than some big name creditor.

Monthly Net Income:
$3000.00Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 100.00
??Car expenses: $ 400.00
??Utilities: $ 0.00
??Phone, cable, internet: $0.00
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 0.000
??Credit cards and other loans: $?250.00
??Other expenses: $Past delinquencies from 7 years ago are a result of being laid off from a previous job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$557.45

Auction yield range:	10.93% - 19.00%	Estimated loss impact:	10.25%
Lender servicing fee:	1.00%	Estimated return:	8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1998	Debt/Income ratio:	63%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,124	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	REDEEMED4HIM	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2010) 700-719 (Sep-2009) 700-719 (Jul-2009) 740-759 (Apr-2009)
Principal balance:	$2,567.27	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Finishing Basement
Purpose of loan:
This loan will be used to complete the last phase of remodeling for my basement and consolidate debt from earlier improvements into one loan.

My financial situation:
I am a good candidate for this loan because I have had two previous Prosper loans all paid on time or early. The?D rating is misleading because only 6 months ago my rating was A and I have had no negative issues since. I have had no problems since a bankruptcy in 2004. I would imagine because of my other temporary unsecured debt to fund this project, that it is?the reason for the high DTI and?may be causing this rating, but even so it seems way off to have such a negative impact here on Prosper. I have a pre-construction appraisal in place and it will increase my home value by approx 35,000. Once completed I will be obtaining a new lower rate mortgage which will payoff everything borrowed for this home improvement. I plan to pay this loan off within?18 months. If you want to make some guaranteed income for awhile I would appreciate your bids.

I hope the lenders will bid with confidence and understand this is not a typical?D rating nor do I feel?it is an?accurate reflection of myself.

I appreciate your consideration and bids.

Thank You in advance for your help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 21.28%	Starting monthly payment:	$270.88

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	37.53%
Lender servicing fee:	1.00%	Estimated return:	-20.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1993	Debt/Income ratio:	22%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	16 / 13	Length of status:	9y 10m
Amount delinquent:	$853	Total credit lines:	38	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,488	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	upbeat-agreement8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?
consolidate credit card debts????????
My financial situation:
I am a good candidate for this loan because?
I pay all my credit cards on time and all costs of maintaining our house.
Monthly net income: $
4,800
Monthly expenses: $
??Housing: $ 1,600
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 220
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$100.39

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1978	Debt/Income ratio:	17%
Credit score:	680-699 (Jun-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	46	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,524
Delinquencies in last 7y:	4	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	laidback59	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	680-699 (Sep-2009) 700-719 (Nov-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
My loan for debt consolidation
This loan will be used to continue in rebuilding my credit. I have been doing a great job rebuilding. I?ve paid off a lot of debt since my last prosper loan. My credit score has took a hit. The value of my real estate has decrease in value and I have decided to do a loan modification on my primary resident and my credit report is now reflect that move to lower my interest rate and is showing late payments. In order to get the mortgage reduction I had to fall behind. The mortgage reduction process was a nightmare with Bank of America but is now completed. I am a very credit worthy I have always pay my bills on time. I have always managed debt fairly well. I paid back my previous prosper loan of $7000. I now have money in the bank. I own rental property that I have a net profit with a very stable tenant who just signed a new lease for the fourth year. I provide safe and affordable housing. I believe in helping one another. I am a prosper lender and have a total of fifteen active loans with a balance owe to me of $1106.76. The inquiry on my credit report is an old bankruptcy that?s due to come off the report. On September 11 our grocery store took a dive along with the rest of America. We were forced to close the store and file. I have been rebuilding my credit every since.

Monthly net income: $ 2600.00

Monthly expenses: $1414.00
Housing, Utilities, Phone, Cable, Internet: $ 570.00
Insurances: $124.00
Car expenses: $80.00
Food, entertainment: $200.00
Clothing, household expenses $100.00
Credit cards : $240.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 16.24%	Starting monthly payment:	$505.34

Auction yield range:	10.93% - 11.99%	Estimated loss impact:	11.06%
Lender servicing fee:	1.00%	Estimated return:	0.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1992	Debt/Income ratio:	23%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,635	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	fund-ladybug6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit debts so I can effectively pay them off in one bill.

My financial situation:
I am a good candidate for this loan because I have an excellent repayment history. I do not make late payments, I honor my debts and I have never declared bankruptcy or defaulted on any loan.

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 1080
??Insurance: $ 75
??Car expenses: $ 250
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 16.25%	Starting monthly payment:	$168.47

Auction yield range:	10.93% - 12.00%	Estimated loss impact:	11.06%
Lender servicing fee:	1.00%	Estimated return:	0.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2006	Debt/Income ratio:	8%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,399	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	kind-benevolent-generosity	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan For Purchasing A Website
Purpose of loan:
This loan will be used to purchase a website.

My financial situation:
I am a good candidate for this loan because I have a good credit score and a stable job. My wife also has a job.

Monthly net income: $ 2,600

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $
??Car expenses: $ 160
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.82%	Starting monthly payment:	$58.81

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1997	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	3	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	red-agreement-confidant	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Student Loan
I am a medical student currently finishing the last 2 weeks of my 3rd semester at an international medical school in St. Christopher (West Indies). I receive student loans at the beginning of each semester, however this semester has been very tough on me financially. I have a little less than 2 weeks left, with final exams being next week. This is a very stressful time for me, I honestly just want to finish strong this semester and go home for a well deserved 2 week break. Meaning my 4th semester starts September 1st which is when I will receive my lump sum student loan. If I could receive this extra funding through Prosper to help me complete this semester it would take a great load of my shoulders. I admit that I didn't budget my student loan as well as I should have, something I will definitely correct next semester. I also know that I want to pay the Prosper Loan off as soon as I get my student loan. (Or more so that I WILL pay off the Prosper Loan when I receive my student loan.) If somebody will be willing to help me out in this difficult situation they will be lifting so much stress off of my shoulders.

Thank You,
Rishi
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1991	Debt/Income ratio:	83%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,083	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	towering-loyalty	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card medical debt
Purpose of loan:
This loan will be used to consolidate high interest rate credit card debt incurred due to medical expenses.

My financial situation:
I am a good candidate for this loan because I am a full-time teacher who handles credit responsibly.

Our son was diagnosed with infantile scoliosis and has required numerous surgeries over the past 8 years. I would like to consolidate debt which was incurred through paying for his medical procedures. Thank you for your consideration.

Monthly net income: $ 2900

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,574.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$304.15

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	11.41%
Lender servicing fee:	1.00%	Estimated return:	13.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1996	Debt/Income ratio:	16%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,578	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	bold-moola-kitten	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanted: Freedom From Credit Cards!
Purpose of loan:
Because we've had the cards for so long we've become accustomed to using them.? Unfortunately, that means we can't seem to get ahead in paying them off now because of the high interest rates!? My wife and I are ready to be debt free and out from under the heavy burden of credit card debt.? Realizing we have a high credit to debt ratio, we are actively seeking ways to reduce debt, increase our credit score and rating, and ultimately gain some much needed financial freedom.? Because we have 1 kid in college and 2 more heading that way in the next 3 years, we are struggling with minimum payments which get us nowhere.? We are asking for some low interest loan help to afford us the opportunity to get out from under the credit cards and leave them behind for good!? We're hoping that this is just the first step in that direction.

My financial situation:
We are very prompt with and very aware of our financial responsibilities.? Our bills are ALWAYS paid on time and in full.??My job is very secure and I have been promoted 3 times in the last 7 years, now in a?Customer Support Manager's role with a?highly respected and reputable jet engine and power systems manufacturer.? My wife is a?homemaker who?manages the finances down to the penny.? We are honest, dependable, and loyal people.??

Monthly net income: $ 4446

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 119
??Car expenses: $?563
??Utilities: $?400
??Phone, cable, internet: $ 95
??Food, entertainment: $450
??Clothing, household expenses $ 150
??Credit cards and other loans: $?670
??Other expenses: $320
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 15.16%	Starting monthly payment:	$248.86

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1982	Debt/Income ratio:	47%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,075	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	first-bill-control	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to help me return to school and change careers. Long ago, I majored in music composition and I have done my best to pursue a career in this field.? About four years ago, I realized that my passions lie in economics, art, and investing. This fall I will start a master's program in art business. As a FT single parent (for the past 16 years) on the verge of becoming an empty nester, I am very excited about dedicating myself to my new life and sharing my love of art!

My financial situation:
I am a good candidate for this loan because I am entering a field that will offer more opportunities based on my personality and skills. Yes, I fall under that category of "struggling artist"--but no more!? I have not earned a satisfactory income from music (you can see this clearly in my debt /income ratio); therefore, I am very dedicated to making my financial future more prosperous. I do not take this loan lightly; I am completely aware of the responsibility and am committed to fulfilling my obligation.? I set the interest rate lower than suggested by Prosper because I am being realistic about this.? This is a student loan; not changing the roof on my house. I do have some outstanding student loan debt, but it can only be paid off when I start earning a standard living.? By going into debt, I realize also that I will probably never be a homeowner or have certain luxuries. This is fine.? For me, at this phase of my life, I find more reward through meeting people with similar ambitions and interests, and, more important, who not afraid of exploring the possibilities within the art market.

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $ 925
??Insurance: $ 0
??Car expenses: $ 90
??Utilities: $ 200
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$217.13

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,334	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	bluestarman08	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	18 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,675.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2009) 580-599 (Aug-2008)
Principal balance:	$816.93	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
3rd Loan: Inventory & Help Mom Move
Purpose of loan:
This loan will be used for two purposes:
1) secure an additional $1500?of working?capital for the start of the upcoming school year, and
2) assist?with?$3300 in legal fees and moving expenses for two family members who are both experiencing marital and financial?issues at the same time.

My financial situation:
I am a good candidate for this loan because I have consistently paid ahead on each of my two Prosper loans at $180 each month and will continue to pay down my existing loan?over the next 6-15?months, assuming my new interest rate is similar.? I?can pay?this third loan?off within the next 24 months given the payment arrangements I have set with my family.? My mother is likely to pay off her portion of this loan in the 6-12 month range?once she receives?her cash portion of an estate.

Monthly net income: $ 3000

Monthly expenses: $ 2200??
Housing: $ 525??
Insurance: $ 260??
Car expenses: $?25??
Utilities: $ 100??
Phone, cable, internet: $?70??
Food, entertainment: $ 370??
Clothing, household expenses $ 100??
Credit cards & loans (including 2nd Prosper loan): $ 330??
Other expenses: $ 425

Amount remaining: $800
I have?commitments of +$200/mo in repayments from my family?for the next?year?until lump sum payments can be made to help settle a large portion of their outstanding balance.? So that would make at least 4.5x my Prosper payment available to cover this loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$163.69

Auction yield range:	3.93% - 10.00%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1986	Debt/Income ratio:	14%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,538	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	golden-commitment9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Cut The Cards/Help me reduce rate
Purpose of loan:
The loan will be used to pay off high rates on 3 cards so I can finally find financial peace.? By cutting my rate and paying in 3 years my monthly cost will only go up 10 dollars, yet shave years of payments off

My financial situation:
I am a great candidate for this loan because I love my job working in a program that helps people who can't afford health care get treatment.? Changing my credit cards to this 3 year loan is a good financial move for me.? My current gross income is $39,000 a year. My rent is $495 and my car (clear title) expenses are only gas, insurance and maintenance.? My credit card debt is $250 a month. My cable and phone bill totals $47 a month and I do not waste money on frivolous items.My largest expenses the past 3 months were for serious dental work as well as custom contacts which cost over $500 to fix my vision difficulties.

Why there is debt is the doubling of credit card rates that occurred 2 years ago and at the time I did not have a great job.? I certainly will not let you down if you assist me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-2004	Debt/Income ratio:	15%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,819	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	rupee-dreams	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Card Debt
Purpose of loan:
This loan will be used to? help me in two ways: 1. consolidate my credit card debt and lower my interest rate; and 2. take care of some costly auto repairs.

My financial situation: After a period of not following a budget and letting my credit card balance get out of control I have taken a look at my finances and have a solid plan to getting back on solid footing and improve my credit. I will be turning 26 this year and most likely be getting married and buying a house within a few years. To be able to buy a house, my credit will have to improve -- that brings me here. Prosper will allow me to move my debt from revolving accounts to a fixed loan I will pay-off within three years.
I am a good candidate for this loan because? I am a lower risk investment opportunity for lenders than my rating communicates. Lenders have an opportunity to earn a high interest rate on their funds invested in my loan with low risk.

Monthly net income: $3,600 to $3,800

Monthly expenses: $2,641.81
Housing: $717.50
Insurance: $74.17
Car expenses: $280.00 - gas
Utilities: $60.00
Phone, cable, internet: $122.14
Food, entertainment: $600.00
Clothing, household expenses $200.00
Credit cards and other loans: $388.00 -- Since I am using this loan mainly to consolidate my credit card debt, my monthly credit card payment of $388 will be replaced with a monthly Prosper loan payment of $616.41
Other expenses: $200.00 - savings
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$433.83

Auction yield range:	10.93% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1996	Debt/Income ratio:	25%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,928	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	thankful-asset2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and bills
Purpose of loan:
This loan will be used to consolidate and pay off credit cards.

My financial situation: very stable. Bought a house last year and fixed it up. Now we want to pay down the debt.
I am a good candidate for this loan because I am already paying my bills on time. This way I will be paying less and will pay above the minimum to pay off the loan. I am a teacher and at the end of this school year, I will be tenured. Even if you do not like the system, it means I am employed no matter what.

Monthly net income: $4600 with my wife's income

Monthly expenses: $3350
??Housing: $1700 (principle, insurance, taxes, and pmi)
??Insurance: $100 (car)
??Car expenses: $120 (gas)
??Utilities: $100
??Phone, cable, internet: $80
??Food, entertainment: $150
??Clothing, household expenses $
??Credit cards and other loans: $550
??Other expenses: $500 Student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 30.54%	Starting monthly payment:	$326.60

Auction yield range:	10.93% - 26.00%	Estimated loss impact:	11.45%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1999	Debt/Income ratio:	11%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,498	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	happy12life	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For downpayment and closing costs
Purpose of loan:
This loan will be used to? towards downpayment and closing costs of the house I am planning to buy.

My financial situation:
I am a good candidate for this loan because? I earn enough and the price of the house which we plan to purchase is not anywhere near the upper limit of what we would qualify for based on household income. As my cash flow would show I have?enough income to spare and plan to pay back the loan within the next six months rather than pay such high interest rates. Credit score has been affected by one 30 day late payment (accident\mistake) one year back and multiple enquires in the last few months as we were shopping around for a mortgage.

Getting this money will help me avoid paying a PMI. Salary shown here does not include bonuses, ESPP etc.

Wife has a good job and takes care of some of the household expenses.

Monthly net income: $ 6300

Monthly expenses: $ 2300
??Housing: $ 1400 (will be 2500 after I buy the house, including property taxes and home insurance)
??Insurance: $ 100
??Car expenses: $ 346
??Utilities: $?50
??Phone, cable, internet: $ 100
??Food, entertainment: $ wife takes care
??Clothing, household expenses $ wife?takes?care
??Credit cards and other loans: $ 250
??Other expenses: $ wife takes care
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,075.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 25.36%	Starting monthly payment:	$39.95

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1993	Debt/Income ratio:	2%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 0	Length of status:	15y 8m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	purposeful-p2ploan5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short-term emergency loan
Purpose of loan:
This loan will be used to replace money for bills that had to be used for my mother's burial.

My financial situation:
I am a good candidate for this loan because I have been steadily employed at the same position for 16 years in a management-level position and also have more than $230,000 worth of equity in my home.

Monthly net income: $ 2002.54

Monthly expenses: $
??Housing: $ 1028
??Insurance: $?103
??Car expenses: $?90?
??Utilities: $ 75
??Phone, cable, internet: $ 60
??Food, entertainment: $ 120
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 45
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1996	Debt/Income ratio:	35%
Credit score:	680-699 (Jun-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$22,140	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	safe-dedication9	Borrower's state:	Michigan	Borrower's group:	Road To Better Credit
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off HFC
Purpose of loan:
The purpose of this loan is to pay off a HFC personal loan.? The current payment is three hundred dollars a month.? Of which only twenty dollars goes to pay the loan.? I have not been late on this loan or any other bill foe the past seven years.? I have a good and stable job at Ford so I can pay this loan back.? The reason I have so much debt is I tore my MCL and ALC and could not work for five months.? My goal is to be debt free within the next three years.?

Monthly net income: $ 5700

Monthly expenses: $ 4500
??Housing: $0 the house is in my wife's name?
??Insurance: $800 per year
??Car expenses: $623 This car will soon be sold.? I have a buyer all set.
??Utilities: $340
??Phone, cable, internet: $200
??Food, entertainment: $659
??Clothing, household expenses 176.
??Credit cards and other loans: $ 247
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1988	Debt/Income ratio:	53%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$146,440	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	currency-sumac	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Pay Offs
Purpose of loan:?? This loan will be used to term out a couple of my small credit card balances.

My financial situation:??? I am a good candidate for this loan because I am never late with my payments as you can see from my credit report and?have the capacity and the history to pay back large loans and credit card balances.

My credit report with Prosper says that I do not own a home, in fact I do own a home, we did refi 2 years ago as a line of credit mortgage to take advantage of the low interest rate, that is why you see a revolving credit balance of 146,440.? $113,000 of it is my first mortgage.? We will term out when rates start going back up.? That may be the reason my Prosper score is a embarrassing 3 score with a HR Prosper Rating.? I make all my payments on time and have never not paid money owed to a creditor.

Thank you for your consideration, if you have any questions about my credit file, please email, I would be glad to answer any questions you may have about me.? Thanks.

Monthly net income: $ 3,050

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$78.63

Auction yield range:	2.93% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1982	Debt/Income ratio:	7%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,071	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	eloquent-wealth5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off My Student Credit Cards
Purpose of loan:
This loan will be used to pay down student credit cards that I took out when I was in college at USC.? The rate offered here will help me pay off the credit amount. especially in this current economy.

My financial situation:
I am a good candidate for this loan because I have a good credit history and my job position with stable.? In addition, I have parental estate supplemental income that can help in case of other occurence with employer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	0y 11m
Amount delinquent:	$131	Total credit lines:	33	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,057	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	repayment-wheel1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for back to school season
Purpose of loan: This loan will be used to finance my small business.? I have invested $15000 of my own money into this business and now require working capital to keep the business moving forward.? It is the only store in town providing kids shoes and there is a big enough market for kids shoes without no competition.? Its definitely a solid business.
This loan will be used to?

My financial situation: I have very good credit and pay all my bills on time.? I have worked extremely hard to bring my credit into good standing and will continue to keep it in good standing.? I will do the same for my business.
I am a good candidate for this loan because?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1600
??Insurance: $?400
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.3%

Starting lender yield:	9.25%	Starting borrower rate/APR:	10.25% / 10.60%	Starting monthly payment:	$265.55

Auction yield range:	2.93% - 9.25%	Estimated loss impact:	1.31%
Lender servicing fee:	1.00%	Estimated return:	7.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-2000	Debt/Income ratio:	5%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$97,559	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	note-samaritan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2009) 800-819 (Aug-2009)
Principal balance:	$8,120.31	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Refinancing my Prosper Loan
This loan will be used to refinance my current Prosper loan.
My financial situation: I have an outstanding payment history with my current loan. No default on any of my bills at all. I want to get a good rate on my existing current loan so I can pay it off faster. I am confident that I can do this because my original cc debt was $15,000 and not it is less than $8,200. Almost half has been paid off in less than a year. I am hoping I can close this loan before 2013.I am an RN; I have a good, stable well-paid job. My net income runs from $6,00-$6,500/mo because of open overtime opportunities. Please don't be discouraged with my revolving credit balance because this is tied up in our mortgage that we are embracing. We plan to ride this mortgage economy until it bounces back. This is one investment that you will be guaranteed to see your money back. Thank you everyone in advance for your confidence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$408.80

Auction yield range:	10.93% - 19.00%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,273	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	will3380	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my education
Purpose of loan:
This loan will be used to pay?for the last year of my college education. I just recently finished serving 5 years in the U.S. Navy and I am now back in school.? I have also just finished a military depolyment overseas, and have money saved. However,?I would like to keep this in the bank to invest at a future date. Therefore, I would use this loan to pay for the expenses that I will incur for this coming school year.

My financial situation:
I am a good candidate for this loan because I am good with my money, and am a responsible young man.? I plan to pay off this loan as soon as possible so that I will be debt free upon graduation.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $?400
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	10.49%	Starting borrower rate/APR:	11.49% / 14.71%	Starting monthly payment:	$494.57

Auction yield range:	7.93% - 10.49%	Estimated loss impact:	8.92%
Lender servicing fee:	1.00%	Estimated return:	1.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1989	Debt/Income ratio:	31%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,895	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	inspired-loot1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to consolidate our credit card bills and pay them down at a lower rate.? ?

My financial situation:
I am a good candidate for this loan because I have a very reliable and secure occupation.? I work in the medical field.? I am an Cardiac Ultrasound technician with over 8 years experience.??The company I work for is in strong financial shape and I have recently been promoted within the?organization.?? My wife is also going back to work in the fall.? She is a school teacher.? She has taken time off the last few?years to take care of our children.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 35.65%	Starting monthly payment:	$174.22

Auction yield range:	10.93% - 31.00%	Estimated loss impact:	11.58%
Lender servicing fee:	1.00%	Estimated return:	19.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1999	Debt/Income ratio:	17%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 16	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,331	Stated income:	$100,000+
Delinquencies in last 7y:	42	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	tenacious-gold0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advance on Homebuyer Credit Refund
Purpose of loan:
Advance on tax credit to pay for upcoming wedding.

I will provide ample proof of income & employment upon request.? I?am also happy to?provide any other documentation or information requested.? ?I'm a 100% guaranteed safe investment.?

My financial situation:
In the past year, I passed the bar exam, started a new job, bought a house, and now I'm getting married.?? After diligently squirreling money away into my wedding fund?for a year, I took $8,000 out savings account and used it for the down payment on a house.? I was supposed to close on?the house in?May, leaving plenty of time to amend my tax return and get the $8,000?homebuyer?credit before the wedding.???Unfortunately, the recent Nashville flood delayed everything by about 2 months, and now I?have no hope of getting my refund check in time for the wedding.? My?poor college student days?killed my credit, but I've been on a mission since then to get on my own two feet.? Here I am, I just need one?more push over this last hump.??I have cut down the wedding budget as much as possible, and I am still?going to be?about $4,000?short.

Monthly net income: $ 7,000

Monthly expenses: $4,758

??Housing: $2100?I pay the mortgage,?my fiance pays all the other bills (car, phone, cable, utilities, internet).??
??Insurance:?$18 life ins.
??Car expenses:?0?
? Utilities:?0
??Phone, cable, internet:?0
??Food, entertainment: $500
??Clothing, household expenses $500
??Credit cards and other loans: $1600 in student loans
??Other expenses: $40 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$143.83

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1988	Debt/Income ratio:	17%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	29y 3m
Amount delinquent:	$0	Total credit lines:	10	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$322
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	fairness-silo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TO PAY OFF BILLS ,DAUGHTER COLLEGE
Purpose of loan:
This loan will be used to Pay off a bill and my daughter college tuition.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and I am using the money to help my daughter in school. My daughter is in her 3rd year of college and need help paying her tuition. I will also pay back my monthly payments on time.
Monthly net income: $ 1700

Monthly expenses: $?
??Housing: $ 600
??Insurance: $?150
??Car expenses: $
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $?750
??Other expenses: $ around 500 becuase I help my daughter while she is in school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$421.65

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1982	Debt/Income ratio:	12%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	68	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$35,875	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	morgabe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 59% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	11 ( 41% )	700-719 (Jun-2010) 700-719 (Mar-2010) 700-719 (Feb-2010) 700-719 (Jan-2010)
Principal balance:	$4,762.81	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Please Ask Questions! Thanks!
I need new flooring and my kitchen cabinets need work. My job as a physician is safe.Salary: 20,00Housing: 3,300House Taxes: 700Auto: 1,500Auto Ins: 250House Ins: 200Food: 1,200Phones/Cells/Fax: 450Dues: 500Life/Disability: 1,200Loans/Credit Cards: 2,000
Thank you

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1999	Debt/Income ratio:	14%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,102	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	dynamic-platinum5	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation expenses
Purpose of loan:
This loan will be used to help cover relocation expenses for an upcoming out of state move.
My financial situation:
I am a good candidate for this loan because I have excellent payment history, with zero delinquencies in greater than 7 years.

Monthly net income: $ 7080

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 100
??Car expenses: $ 440
??Utilities: $ 300
??Phone, cable, internet: $ 140
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1999	Debt/Income ratio:	9%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	determined-marketplace8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to pay off recent medical bill
Purpose of loan:
This loan will be used to pay off a few medical bills. My wife and kids had a few unexpected visits to the hospital this year. Although I have medical insurance, I have a high yearly deductible to pay before the insurance starts paying. With all the precautionary tests that the hospital decided to run on my wife and kids during their visits, you can imagine how quickly the amount charged for these services added up. I will use this loan to pay off the deductible part of my insurance to the hospital.

My financial situation:
I am a good candidate for this loan because I have a fulltime job?with a company that I have been at for 10+?years. My wife just recently started a new job as a phlebotomist. She has been working for?1 month now after being without a job since February. This loan will help prevent the medical bills from going to collections. We will not have any problems paying back this loan with my steady income and the new income we now have with my wife's new job. This is a good safe way for you to make easy money on a good investment. We have little revolving credit as we only have two credit cards total. We had credit issues a couple of years ago, but those issues have been resolved. We are very seriously about continuing to build our credit back up to a respectable level.

Monthly net income: $ 5225.00

Monthly expenses: $?
??Housing: $ 685
??Insurance: $?600 (auto, home,?and medical)
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $?110
??Food, entertainment: $?750
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 75
??Other expenses (Gas, medical, etc.): $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1965	Debt/Income ratio:	21%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 6	Length of status:	7y 4m
Amount delinquent:	$164	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,242	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	dough-surgeon6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Waiting for 8K Home Credit from IRS
Purpose of loan:
This loan will be used to cover my expenses until I recevie the 8K first time home buyer

My financial situation:
I am a great candidate for this loan because I have always paid my bills on time.??Anticipating that I would get the 8K refund for 1st time homebuyer?in a timely manner i went ahead and made some purchases to update my new home.?I filed my?paperwork for the first time home buyer?back on April 15 and?now it has been over 3 months of waiting.?The only reason I have a dilequent on my account is because when I signed up with Verizon Fios earlier this year,?Verizon created another account in my name when I changed my plan and never informed me of this nor the balance I owe. It was their mistake, not mine.? I just learned this today and have taken care of it.? But I was told it will take a month to to clear and then my credit score will be back up over 725 as it was before.? If you offer me this loan for a reasonable rate, I planned to? pay this loan off quickly when I get my refund in from the IRS.? I was told that I would get?it very soon.? ?

Monthly net income: $?? 2000

Monthly expenses: $
??Housing: $ 895
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	13.93%	Starting borrower rate/APR:	14.93% / 18.22%	Starting monthly payment:	$148.91

Auction yield range:	13.93% - 13.93%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1989	Debt/Income ratio:	28%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,004	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	Tgrlilly	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2010) 700-719 (Mar-2010) 720-739 (Jan-2010) 680-699 (Nov-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Paying off high interest loan
Purpose of loan:
This loan will be used to? pay off a high interest loan
My financial situation:
I am a good candidate for this loan because?I have a good job that I have been working for 9+ years, in a field where lay offs are rare. My bills are paid on time.? I have recently paid in full my last prosper loan.? I was never late with a payment.? I take pride in my?good credit and have fought hard to keep it that?way.???

Monthly net income: $ 3000.00

Monthly expenses: $ 1500.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$195.25

Auction yield range:	7.93% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1999	Debt/Income ratio:	28%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$160	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	order-ballet	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bathroom falling apart
Purpose of loan:
This loan will be used to?repair bathroom?

My financial situation:
I am a good candidate for this loan because I pay my bills?

Monthly net income: $2500.00

Monthly expenses: $
??Housing: $ 1167
??Insurance: $ 149
??Car expenses: $ 471
Utilities: $100
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1993	Debt/Income ratio:	40%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,460	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	xoxoxo22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff high interest loan
Purpose of loan:
I'm trying to rebuild my credit by paying off a high interest loan as well as some credit cards. This will make it easier for me to payoff this loan quicker

My financial situation:
I always make my monthly payments on a timely basis and I have a good job at a college.

Monthly net income: $ 3000
Monthly expenses: $
??Housing: $ 950.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $?75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1999	Debt/Income ratio:	37%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 18	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,013	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	fervent-dinero0	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
is to pay off some high interest rate credit cards

My financial situation:
I am a good candidate for this loan because?It will be paid back within?2 years at most, I always pay my bills on time I just wanna get all these high interest rate cards paid in full so I don't have to worry about them. I always make my payments on time and most of the time a week earlier just to insure they are paid on time.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1013.00????
??Insurance: $ 100.00?
??Car expenses: $ 50.00????
??Utilities: $ $200.00
??Phone, cable, internet: $ $200.00????
??Food, entertainment: $?$100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 11.35%	Starting monthly payment:	$207.46

Auction yield range:	3.93% - 8.25%	Estimated loss impact:	3.27%
Lender servicing fee:	1.00%	Estimated return:	4.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1998	Debt/Income ratio:	20%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	30	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,751
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	chevmfg	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	760-779 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$567.94	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Dental work & debt consolidation
Purpose of loan:
This loan will be used to? consolidate some bills, credit cards, and to have some extensive dental work done. I will travel to Tennessee where my son's live in order to have a dentist in that area perform the service, I have used him in the past and I have confidence in him.

My financial situation:
I am a good candidate for this loan because?
I pay my bills on time and I do have a fixed income along with some supplimentary income, I also as a matter of record have a credit score which substantiates that. I also have a current Prosper loan which is soon to be paid in full and all payments have been made in a timely fashion.
Monthly net income: $
Aprox. $2,600.00
Monthly expenses: $
??Housing: $ $525.00
??Insurance:?$N/A?
??Car expenses: $
??Utilities: $ 90.00
??Phone, cable, internet:?$130.00?
??Food, entertainment: $ $65.00
??Clothing, household expenses $ $135.00
??Credit cards and other loans: $ $140.00
??Other expenses: $Non contractual? Aprox.? $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$521.08

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1993	Debt/Income ratio:	25%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$393	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	red-enthralling-hope	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing Basement
Purpose of loan:
Finish my basement

My financial situation:
I am a good candidate for this loan because I?always?pay my bills on time.?

Monthly net income: $ 3500 (Employment income including rent money that's given to me)

Monthly expenses: $
??Housing: $ 1170
??Insurance: $ already included in housing?payment
??Car expenses: $ 402
??Utilities: $ 200
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $ 70
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,899.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$68.65

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	24.94%
Lender servicing fee:	1.00%	Estimated return:	-7.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-2009	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	cash-encore9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying car from private owner
Purpose of loan:
This loan will be used to? purchase a car to secure a job position

My financial situation:
I am a good candidate for this loan because? i will pay back promptly

Monthly net income: $ 450-520

Monthly expenses: $
??Housing: $?0
??Insurance: $ 30
??Car expenses: $ 30
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$82.19

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1994	Debt/Income ratio:	15%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	3y 7m
Amount delinquent:	$109	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,052	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	jillybird42	Borrower's state:	Arizona	Borrower's group:	Red Sox Fans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying medical bills
Purpose of loan:
This loan will be used to help pay some of my medical bills.?? I was out of work for 2 months due to a medical condition I had, and I incurred a lot of medical expenses.?? I did not get my full pay due to being out on FMLA leave.?? And my health insurance requires me to meet a deductible.? So, I am having a really hard time keeping up with getting these bills paid and this extra money will help me so much.
My financial situation:
I am a good candidate for this loan because I am really good about paying bills on time.? Although my credit score negatively impacts me, it does not reflect my ability to pay on time and does not reflect the responsible person I am in regards to be accountable for making good on a loan.
Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $850.00
??Insurance: $ 70
??Car expenses: $ 400
??Utilities: $ 80
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $ 40
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	16.95%	Starting borrower rate/APR:	17.95% / 23.66%	Starting monthly payment:	$36.13

Auction yield range:	16.93% - 16.95%	Estimated loss impact:	24.93%
Lender servicing fee:	1.00%	Estimated return:	-7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1984	Debt/Income ratio:	26%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 26	Length of status:	27y 9m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$195,956	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	velocity-booster	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clemson Grad Dad
Purpose of loan:
This loan will be used to? Consolidate Credit card debt from Higher to lower rate.?

My financial situation:
I am a good candidate for this loan because?? Working full time as career USPS manager, 3 booked solid rental properties, kids out of college.? Wife teacher in public school with solid earnings.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$104.22

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1991	Debt/Income ratio:	19%
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,834	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	income-starter0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off for college
Purpose of loan:
This loan will be used to? buy college for my daughter and other expensives needed for her.

My financial situation:
I am a good candidate for this loan because? as you can see?i have a great credit score and i pay off my debts on time.
I like to keep my good credit score incase i need another loan or i need to purchase anything else. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1987	Debt/Income ratio:	22%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	11	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	21y 8m
Amount delinquent:	$0	Total credit lines:	60	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,627	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	fairness-welder1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off some debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$492.15

Auction yield range:	3.93% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1975	Debt/Income ratio:	13%
Credit score:	840-859 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$143	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	a-keen-payout	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
I am seeking funding to remodel my home to accommodate my paraplegic son?s everyday living. Remodeling includes but is not limited to: motorized ramps, stair lifts, doorway and room expansions, handicap accessible bathrooms, bedrooms, and kitchen, and room additions. I selected 60 months maximum loan repayment; however, I intend to have the loan completely paid off within 24-36 months. MDHH is a non-profit organization that helps families in need of assisting disabled and terminally ill loved ones. Car note: $350.00Car insurance: $80.00Utilities: +/- $370.00Food: +/- $400.00Total: $2,800.00 before the loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$393.72

Auction yield range:	3.93% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1980	Debt/Income ratio:	12%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	31y 1m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,295	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	discrete-peso	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up an Investment Property
Purpose of loan:
This loan will be used to fix up an investment property.

My financial situation:
We have bought a few houses before and always made money. We also have a solid steady income (I work for a railroad) and have the means to pay back the loan regardless.

(**Apparently there was a bug that caused our first listing to be cancelled. Customer support advised us to repost it. If it looks familiar, that is why. Hope that helps.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.93% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1990	Debt/Income ratio:	32%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,332	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	impressive-transaction2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for unexpected expenses
Purpose of loan:
This loan will be used to? pay off unexpected expenses

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3040.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	39	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,870
Delinquencies in last 7y:	12	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	Mommy_of_3_Princesses	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relist:Reinvesting in Prosper Loans
I am relisting this loan request. The original loan request was canceled per Prosper's message, there was a bug in the system? which caused my credit score to calculate inaccurately. I am hoping this time around we will get the loan funded....

Purpose of loan:
This loan will be used to? reinvest in Prosper Loans

My financial situation:
I am a good candidate for this loan because? I am a homemaker and my income comes from my military husband. I take care of all our bills and we have more than enough money leftover at the end of paying all our expenses to pay this loan off.

Monthly net income: $ 6548 (husband's income from the US Navy)

Monthly expenses: $ 4866
??Housing: $ 1769
??Insurance: $ 112
??Car expenses: $ 485
??Utilities: $ included in rent
??Phone, cable, internet: $ included in rent
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1000 ( we pay more than the minimum that's why it's at 1000.00)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2000	Debt/Income ratio:	44%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 9	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,023	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	Dusty787	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Sep-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Anniversary Cruise
Purpose of loan:
This loan will be used to? Go on a much needed vacation for our 5th Anniversary..

My financial situation: decent
I am a good candidate for this loan because? I am a responsible person and always re-pay my debts... I will also be receiving a raise in September and I will go to full time employee status.. The raise will be about $4,000 to $5,000 more per year.. My wife will also be helping me re-pay this loan and she makes around $35,000 or $36,000 per year... She is the head of her department as the EDI coordinator for http://www.intelektechnologies.com.. Please help my wife and I enjoy our Anniversary by helping us get this loan... If you have any questions please feel free to ask... Thank you....

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 150
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$148.65

Auction yield range:	10.93% - 19.00%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2000	Debt/Income ratio:	9%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	1y 6m
Amount delinquent:	$557	Total credit lines:	10	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	precious-diversification7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card and vacation
Purpose of loan:
This loan will be used to?
pay one credit card, and a cilco debt that i some how did not know i had. The reamaining balance will be used for a vacation fund we are starting
My financial situation:
I am a good candidate for this loan because?We pay evrything on time. My wife has all the creit cards and she has 27 accounts paid off and in good standing?

Monthly net income: $
7000.00
Monthly expenses: $
??Housing: $ 200
??Insurance: $ 179
??Car expenses: $ 260
??Utilities: $ 210
??Phone, cable, internet: $ 160
??Food, entertainment: $ 350
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$179.48

Auction yield range:	13.93% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2004	Debt/Income ratio:	15%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,962	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	christmastarz	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2008)
Principal balance:	$1,680.49	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Business Expansion
Purpose of loan:
This loan will be used to expand my family business.? We purchased a discount store with inventory inplace.? We need this loan to purchase new seasonal inventory.

My financial situation:
I am a good candidate for this loan because I have paid my current loan on time 100%.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$521.08

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1989	Debt/Income ratio:	29%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	18y 2m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,979	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	vigilance-seagull	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating high interest cards
Purpose of loan:
Debt consolidation

My financial situation:
I've never been behind or missed a payment on any type of loan or card. My income is steady and secure

Monthly net income: $ 3900.00

Monthly expenses: $
??Housing: $ 0.00 - We built?our home and have no mortage
??Insurance: $ 250.00
??Car expenses: $ 350.00
??Utilities: $ 200.00
??Phone, cable, internet: $?200.00
??Food, entertainment: $?500.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$240.95

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2004	Debt/Income ratio:	23%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 3	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Administrative Assi...
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$10,762	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	durable-market7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 89% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	1 ( 11% )	680-699 (Sep-2009)
Principal balance:	$4,647.83	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
college tution fees
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-2004	Debt/Income ratio:	24%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	9 / 5	Length of status:	3y 5m
Amount delinquent:	$754	Total credit lines:	23	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	restless-income8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bad debts
Purpose of loan:
This loan will be used to pay off old debts.

My financial situation:
I am a good candidate for this loan because I now have a stable income.

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 675
??Insurance: $ 90
??Car expenses: $ 0 ????
??Utilities: $ 39
??Phone, cable, internet: $ 40
??Food, entertainment: $ 50
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	5.93%	Starting borrower rate/APR:	6.93% / 9.00%	Starting monthly payment:	$246.76

Auction yield range:	5.93% - 5.93%	Estimated loss impact:	6.03%
Lender servicing fee:	1.00%	Estimated return:	-0.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1999	Debt/Income ratio:	12%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,707	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	bold-deal-pilot	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Bucket's Wife
Purpose of loan:
This loan will be used consolidate credit card debt.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.